Exhibit 10.1 Huntington Bancshares Incorporated Restricted Stock Unit Award Agreement Internal Use Only    Page 1 of 25  Employee Name:  Participant Name     Number of Restricted Stock Units Awarded:  Number of Awards Granted    Date of Award:  March 3, 2025    Closing Price on Date of Award:    $Grant Date FMV      THIS RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Agreement”) is made as of the  date  in  the  box  above  labeled  “Date  of  Award”  by  Huntington  Bancshares  Incorporated,  a  Maryland corporation and its subsidiaries (“the Company”) and is hereby communicated to the  employee named in the box above (“the Employee”).  Undefined capitalized terms used in this  Agreement shall have the meanings set forth in the Company’s 2024 Long‐Term Incentive Plan  as may be amended from time to time (the “Plan”).      WHEREAS, the Company maintains the Plan.      WHEREAS,  pursuant  to  Article  8  of  the  Plan,  the  Committee may  grant  Awards  of  Restricted Stock Units to employees, and have such Awards settled in shares of the Company’s  common stock, without par value (“Shares”).      WHEREAS,  the  Company  desires  to  compensate  the  Employee  with  an  Award  of  Restricted Stock Units to provide an incentive for the Employee to continue to perform future  services to the Company.      NOW, THEREFORE, in consideration of the premises, the Company grants the Employee  an Award of Restricted Stock Units under the following terms and conditions:    1. Award of Restricted Stock Units.      The Company, by authority of the Committee, hereby grants to the Employee an Award  of the number of Restricted Stock Units identified above (the “Award”) to be issued in accordance  with all of the terms and conditions set forth  in this Agreement and the Plan.   The Restricted  Stock Units will be a bookkeeping entry (the “RSU Account”), and each Restricted Stock Unit shall  be equivalent to one Share.   All terms and conditions set  forth  in the Plan are deemed to be  incorporated herein in their entirety.  2025 STOCK‐SETTLED RESTRICTED STOCK UNIT AWARD AGREEMENT

Exhibit 10.1 Huntington Bancshares Incorporated Restricted Stock Unit Award Agreement Internal Use Only    Page 2 of 25    2. Employee RSU Account.      The  number  of  Restricted  Stock  Units  granted  pursuant  to  this  Agreement  shall  be  credited to the Employee’s RSU Account.  Each RSU Account shall be maintained on the books of  the Company until full payment of the balance thereof has been made to the Employee (or the  Employee’s beneficiaries if the Employee is deceased).  No funds shall be set aside or earmarked  for any RSU Account, which shall be purely a bookkeeping device.    3. Vesting Provisions.    (a) General.  The Employee’s RSUs shall vest only if the Employee satisfies the service‐ based vesting requirements in subsections (b), (c), (d) or (e) below, as applicable.    (b) General Continuous Service Requirement.  Except as provided in this Agreement  and the Plan, the Employee's Restricted Stock Units shall vest as follows:    (1) If  the Employee  is continuously employed by  the Company  through  the  third anniversary of the Date of Award, 50% of the Employee's Restricted Stock Units in  the Employee's Restricted Stock Unit Account originally granted under this Award will vest  on such date.    (2) If  the Employee  is continuously employed by  the Company  through  the  fourth  anniversary of  the Date of Award,  the  remaining Restricted  Stock Units  in  the  Employee's Restricted Stock Unit Account originally granted under this Award will vest on  such date.    (c) Early  Retirement  and  Termination  Due  to  Reduction  in  Force,  Sale  of  a  Subsidiary, After a Leave of Absence, or for Reasons Other Than for Cause.  Notwithstanding  any provision in Section 3(b) above to the contrary, if, before the fourth anniversary of the Date  of Award, the Employee’s employment or service with the Company terminates because of a  Permitted Termination, then as of the date of such Permitted Termination, the Employee shall  vest  in  a prorated number of RSUs  (with  any  fractional RSUs  rounded up  to  the next whole  number) equal to the number of RSUs subject to the Award times a fraction. The numerator of  the fraction shall be the number, which in no event shall be greater than 48, of all full and partial  months (with partial months being counted as full months) that passed beginning with the month  that contains the Date of Award and ending with the month in which the Employee’s termination  occurred.  The  denominator  of  the  fraction  shall  be  48.  The  number  of  RSUs  in  which  the  Employee vests under this subsection (c) shall then be reduced by the number of RSUs previously  vested under subsection (b) above.

Exhibit 10.1 Huntington Bancshares Incorporated Restricted Stock Unit Award Agreement Internal Use Only    Page 3 of 25  For  purposes  of  this  Agreement,  a  “Permitted  Termination”  means  the  Employee’s  employment or service with the Company terminates (i) due to Early Retirement, (ii) by reason  of a reduction in force, (iii) in connection with a sale of a Subsidiary (as defined in Section 2.43 of  the Plan),  (iv) because  there  is no  continued employment  for  the Employee  after a  leave of  absence, or (v) because of termination by action of the Company for reasons other than for Cause  (as defined in Section 2.5 of the Plan).      For purposes of this Agreement and notwithstanding any provision of the Plan, including  Section  2.39  of  the  Plan,  to  the  contrary,  "Early  Retirement" means  that  the  Employee  has  terminated service with the Company for any reason other than Cause on or after attainment of  age 55 and completion of at least 10 years of service.    (d) Normal Retirement.  Notwithstanding any provision in Section 3(b) or 3(c) above  to  the  contrary,  if,  before  the  fourth  anniversary  of  the  Date  of  Award,  the  Employee's  employment or  service with  the Company  terminates  for any  reason other  than Cause after  attainment of age 59 ½ and 4 years of service (“Normal Retirement”) on or after December 31,  2025, the Employee’s service shall be deemed to have terminated on the fourth anniversary of  the Date of Award so that the Employee’s Restricted Stock Units become fully vested on such  date in accordance with the schedule set forth in Section 3(b) of this Agreement.  If, however,  the  Employee’s  employment  or  service  with  the  Company  terminates  because  of  Normal  Retirement  before  December  31,  2025,  the  Employee’s  service  shall  be  deemed  to  have  terminated on  the  fourth anniversary of  the Date of Award, but  the Employee shall vest  in a  percentage of the Restricted Stock Units that otherwise would have become vested on each of  the dates set forth in Sections 3(b)(1) and 3(b)(2) of this Agreement.  The number of RSUs that  otherwise would  have  vested  on  the  dates  set  forth  in  Sections  3(b)(1)  and  3(b)(2)  of  this  Agreement  will  be multiplied  by  the  “Retained  Percentage  of  RSUs”  corresponding  to  the  Employee’s “Retirement Date,” as set forth in the table below:    Retirement Date  Retained  Percentage of RSUs  Forfeited  Percentage of RSUs  Date of Award Through 6/29/2025  0%  100%  6/30/2025 Through 9/29/2025  50%  50%  9/30/2025 Through 12/30/2025  75%  25%  12/31/2025 or later  100%  0%    Any  RSUs  that were  granted  under  this  Agreement  that  exceed  the  amount  of  the  Retained Percentage of RSUs will be forfeited.    (e) Death and Disability.  Notwithstanding any provision in Section 3(b), 3(c), or 3(d)  above to the contrary,  if, before the fourth anniversary of the Date of Award, the Employee’s  employment  or  service with  the  Company  terminates  because  of  a Disability  (as  defined  in  Section 2.16 of the Plan) or death, or if the Employee dies after Normal Retirement, the Employee

Exhibit 10.1 Huntington Bancshares Incorporated Restricted Stock Unit Award Agreement Internal Use Only    Page 4 of 25  shall become  immediately vested  in 100% of the Restricted Stock Units that otherwise would  have  vested  as  set  forth  in  Section  3(d).  Notwithstanding  the  foregoing,  if  the  Employee’s  employment or service with the Company previously terminated due to a Permitted Termination,  and the Employee dies after such termination, Section 3(c) of this Agreement will continue to  apply, and any unvested Restricted Stock Units will not become vested under this Section 3(e).    4. Forfeiture Provisions.    (a) General  Forfeiture.    To  the  extent  the  Employee  fails  to  satisfy  the  vesting  conditions of Section 3 of this Agreement, the Employee’s unvested RSUs shall be forfeited.    (b) Recoupment Policies.   Notwithstanding any provision of this Agreement to the  contrary, the Committee may cause the Employee to forfeit all RSUs and require repayment of  any  amount  previously  paid  under  this  Agreement  in  accordance  with  the  terms  of  the  Huntington  Bancshares  Incorporated  Recoupment  Policy,  the  Huntington  Bancshares  Incorporated Financial Restatement Compensation Recoupment Policy, and any other applicable  policy  of  the  Company,  and  any  other  applicable  laws  and  regulations  (the  “Policies”).    The  Policies are available on the Risk Management and Corporate Policy home page of the Huntington  intranet.    (c) For Cause Termination.  Notwithstanding anything herein to the contrary, in the  event that the Employee's employment is terminated for Cause, the Employee shall immediately  forfeit any RSUs that were not previously vested before the date of termination.  Additionally, if  the Employee’s termination of service may qualify both as  (i) a  for Cause termination and  (ii)  either a Permitted Termination, Normal Retirement, or death, the Employee’s termination shall  be considered a termination for Cause, and the Employee shall forfeit any RSUs that were not  previously vested before the date of termination.    (d) Plan Governs.  This RSU Award is subject to acceptance of all the terms, conditions  and limitations of the Plan. The Plan may be amended from time to time, including but not limited  to provisions on  tax withholding and  forfeiture.   This RSU Award  is subject  to such  rules and  regulations that the Committee may adopt for administration of the Plan, and to all applicable  laws,  rules and  regulations, and  to  such approvals by any governmental agencies or national  securities exchanges as may be required.        5. Change in Control or Corporate Transaction.    (a)  Change in Control. Notwithstanding any provision to the contrary,       (1)  the Employee shall become immediately vested in 100% of the Restricted  Stock Units in the Employee’s RSU Account upon termination of employment, if within 12  months after a Change in Control occurs, the Employee’s service has been terminated by

Exhibit 10.1 Huntington Bancshares Incorporated Restricted Stock Unit Award Agreement Internal Use Only    Page 5 of 25  the Company or its successor (provided that such termination is for a reason other than  for Cause) or terminates on account of Normal Retirement;       (2)   upon a Change in Control, the Employee shall become immediately vested  in 100% of the Restricted Stock Units subject to the Award, reduced by the number of  RSUs  that  previously  vested,  if  the  Company  previously  terminated  the  Employee’s  service without Cause (and such termination did not qualify as a Normal Retirement) (i)  during the year before the Change in Control was consummated but (ii) after a third party  or the Company had taken steps reasonably calculated to effect a Change in Control.  In  addition to items (i)‐(ii) above, the Employee also must reasonably demonstrate that such  termination of service was in connection with or in anticipation of the Change in Control;  and      (3)  upon a Change in Control, the Employee shall become immediately vested  in 100% of the Restricted Stock Units subject to the Award, reduced by the number of  Restricted Stock Units that previously vested, if the Employee’s service terminated prior  to the Change in Control on account of the Employee’s Normal Retirement.        (b)  Corporate Transaction.  Notwithstanding any provision to the contrary, if within  12 months after  the occurrence of a Corporate Transaction,  the Employee’s  service with  the  Company terminates because of termination by action of the Company for reasons other than  Cause (as defined in Section 2.5 of the Plan) and such termination is because of the Corporate  Transaction,  the  Employee  shall  become  immediately  vested  in  100%  of  the  RSUs  in  the  Employee’s RSU Account. If, however, such terminated Employee otherwise qualified for Normal  Retirement under this Agreement, the Employee shall become vested in the RSUs in the manner  set  forth  in  Section  3(d)  of  this  Agreement.  For  purposes  of  this  Agreement,  a  “Corporate  Transaction” means,  and  shall be deemed  to occur  at  such  time  as,  the  consummation of  a  transaction determined by  the Committee  to be  a merger or other  transaction described  in  Section 4.3 of the Plan, but which is not a Change in Control.    6. Issuance of Stock.      The  Company,  or  its  transfer  agent,  will  convert  the  Restricted  Stock  Units  in  the  Employee’s RSU Account  into  Shares  (including whole  and  fractional  shares)  and, unless  the  Employee made an election to defer the receipt of Shares, deliver the total number of Shares due  to the Employee within 60 days after the date the Restricted Stock Units vest, except as otherwise  provided  in Section 14 or Section 22 below.   However, notwithstanding any provision  to  the  contrary,  if,  in  the  reasonable  determination  of  the  Company,  the  Employee  is  a  “specified  employee” for purposes of Section 409A of the Internal Revenue Code of 1986, as amended, and  the guidance promulgated  thereunder  (“Code Section 409A”),  then,  if necessary  to avoid  the  imposition on the Employee of excise tax and interest under Code Section 409A, the Company

Exhibit 10.1 Huntington Bancshares Incorporated Restricted Stock Unit Award Agreement Internal Use Only    Page 6 of 25  shall not deliver the Shares otherwise payable upon the Employee’s termination and separation  of service until the date that is 30 days after 6 months following the Employee’s termination and  separation of service from the Company.  The delivery of the Shares shall be subject to payment  of the applicable withholding tax liability as set forth in Section 8.  For purposes of this Agreement  and all other outstanding Restricted Stock Unit Award Agreements between the Employee and  the Company, if the Employee dies before the Company has distributed any portion of the vested  Restricted Stock Units, the Company will transfer any Shares payable with respect to the vested  Restricted Stock Units in accordance with the Employee’s written beneficiary designation, if any.   If the Employee has not designated a beneficiary for such an Award, the Company will transfer  any such RSUs to the Employee’s brokerage account.  If the Employee designated a beneficiary  for  the brokerage account,  the Shares will be distributed  to  such beneficiary. Otherwise,  the  Shares will be distributed  in accordance with the beneficiary procedures under the brokerage  account.    7. Election to Defer Receipt of Shares.      If  the  Employee  is  eligible  to  participate  in  the  Huntington  Bancshares  Incorporated  Executive Deferred Compensation Plan, or any successor thereto (the "Deferred Compensation  Plan"), and the Employee made a timely election to defer RSUs by December 31st of the year  before the year of the Date of Award, the Employee shall defer the receipt of Shares relating to  the RSUs beyond the date the Shares otherwise would be payable under this Agreement and  under the rules and procedures established by the Company under the Deferred Compensation  Plan.  The Employee's election to defer receipt of such Shares, to be effective, must have been  made on a  form provided by the Company that specified the amount to be deferred and the  distribution date for such deferral.  Such form would have allowed the Employee to elect to defer  receipt of such Shares until the earlier of: (i) the date of the Employee's Separation from Service,  (ii) the date of the Employee's retirement (as defined under the Deferred Compensation Plan),  or  (iii)  the  Employee’s  specified  date  of  payment.    Elections  to  defer become  irrevocable  in  accordance with  the  terms of  the Deferred Compensation Plan and with Code Section 409A.   Notwithstanding anything to the contrary in this Agreement, Shares will not be issued and the  Employee shall have no voting  rights of a stockholder  in  the Company  to  the extent  that  the  Employee has elected to defer the issuance and receipt of such Shares; provided, however, that  the Employee shall continue to receive dividend equivalent credits during the period of deferral  credited to the RSU Account at such times as provided in this Agreement.      8. Withholding Taxes.      The Company shall have the power and the right to deduct or withhold, or require the  Employee  to  remit  to  the Company,  an  amount  sufficient  to  satisfy  federal,  state,  and  local  withholding, income, and other taxes, domestic or foreign, required by law or regulation to be  withheld with respect to any taxable event arising as a result of this Agreement.   Tax and any

Exhibit 10.1 Huntington Bancshares Incorporated Restricted Stock Unit Award Agreement Internal Use Only    Page 7 of 25  other necessary withholding obligations shall be satisfied in a manner consistent with Article 19  of the Plan.    9. Non‐transferability of Award.      During any Period(s) of Restriction,  the Employee  shall have no  right  to  transfer,  sell,  pledge, assign, or hypothecate, other than by will or the  laws of descent and distribution, any  rights with  respect  to  the Employee's Award of RSUs.   No RSU  shall be  subject  to execution,  attachment, or similar process.      10. Employee’s Rights Unsecured.      The  right  of  the  Employee  or  the  Employee’s  beneficiary  to  receive  a  distribution  hereunder shall be an unsecured claim against the general assets of the Company, and neither  the Employee nor the Employee’s beneficiary shall have any rights  in or against any amounts  credited to the Employee’s RSU Account or any other specific assets of the Company.  All amounts  credited to the Employee’s RSU Account shall constitute general assets of the Company and may  be disposed of by the Company at such time and for such purposes, as it may deem appropriate.    11. No Voting Rights as Stockholder.      Until the Restricted Stock Units have vested and Shares have been issued, Employee shall  not have any voting rights as a stockholder of the Company with respect to the Restricted Stock  Units.     12. Dividends.      To the extent that cash dividends are paid on Shares after the Date of Award and before  the date the Employee receives the Shares subject to this Award, the Employee’s RSU Account  will be credited with an additional number of Restricted Stock Units to reflect reinvested dividend  equivalents with respect to the period of time between the Date of Award and the delivery of  Shares under this Agreement.  Such dividend equivalent credits will be equal in value (based on  the reported dividend rate on the date dividends were paid) to the amount of dividends paid on  the  Shares  represented  by  the  Restricted  Stock Units  in  the  Employee’s  RSU  Account.    The  Employee’s RSU account will be  credited with whole and  fractional RSUs equal  to  the dollar  amount of the reinvested dividend equivalents based on the Fair Market Value on the dividend  payment dates. The Employee shall vest in the additional Restricted Stock Units in accordance  with Section 3 and/or Section 5 of the Agreement (as applicable) in the same manner that the  Employee vests in the original Award of Restricted Stock Units held in the RSU Account.  These

Exhibit 10.1 Huntington Bancshares Incorporated Restricted Stock Unit Award Agreement Internal Use Only    Page 8 of 25  additional Restricted Stock Units will be distributed in whole and fractional Shares in accordance  with Section 6 of this Agreement.       13. Capital Adjustment Provisions.      In the event of a stock split, stock dividend, spin off, merger, or other event described in  Section 4.3 of the Plan, the number of Restricted Stock Units in the Employee’s RSU Account shall  be adjusted in accordance with the provisions of Section 4.3 of the Plan.    14. Securities Law Compliance.      The delivery of all or any of the Shares shall only be effective at such time that the issuance  of such Shares will not violate any state or federal securities or other laws.  The Company is under  no obligation to effect any registration of Shares under the Securities Act of 1933 or to effect any  state registration or qualification of the Shares. The Company may, in its sole discretion, delay  the delivery of the Shares or place restrictive legends on such Shares in order to ensure that the  issuance of any Shares will be in compliance with federal or state securities laws and the rules of  the NASDAQ Global Select or any other exchange upon which the Company's common stock is  traded.  If the Company delays the delivery of the Shares in order to ensure compliance with any  state or federal securities or other laws, the Company shall deliver the Shares at the earliest date  at which the Company reasonably believes that such delivery will not cause such violation, or at  such other date that may be permitted under Code Section 409A.    15. Plan Governs.      The Award is subject to acceptance of all the terms, conditions and limitations of the Plan,  including Article 20 with respect to forfeitures.   The Plan may be amended from time to time,  including but not limited to provisions on tax withholding and forfeiture.  This Award is subject  to such rules and regulations that the Committee may adopt for administration of the Plan, and  to all applicable laws, rules and regulations, and to such approvals by any governmental agencies  or national securities exchanges as may be required.  In the event of a conflict between one or  more provisions of this Agreement and one or more provisions of the Plan, the provisions of the  Plan shall govern.   Notwithstanding the  foregoing, as a condition to receiving this Award, the  Employee acknowledges that in the event of a conflict between Section 21 of this Agreement and  the governing law and jurisdictional terms of the Plan, Section 21 of this Agreement shall govern.   A copy of the Plan is available upon request by contacting the Human Resources Department at  the Company’s executive offices.

Exhibit 10.1 Huntington Bancshares Incorporated Restricted Stock Unit Award Agreement Internal Use Only    Page 9 of 25  16. No Right to Continued Employment.      The Employee understands and agrees that this Agreement does not impact in any way  the right of the Company to terminate or change the terms of the employment of Employee at  any time for any reason whatsoever, with or without Cause, nor confer upon any right to continue  in the employ of the Company.     17. Addresses for Notices.      Any  notice  to  be  given  to  the  Company  under  the  terms  of  this Agreement  shall  be  addressed  to  the Company,  in  care of  the Compensation Director, at Huntington Bancshares  Incorporated, Huntington Center, HC0339, 41 S. High Street, Columbus, Ohio 43215, or at such  other address as the Company may hereafter designate in writing.  Any notice to be given to the  Employee  shall be  addressed  to  the  Employee  at  the  address maintained on  the books  and  records of the Company.          18. Captions.      Captions provided herein are  for convenience only and are not  to serve as a basis  for  interpretation or construction of this Notice.     19. Severable.       Each of the Employee’s obligations under this Agreement shall be considered a separate  and severable obligation.  Unless the Employee is employed in Wisconsin, if a court determines  that  any  restriction  in  this  Agreement  cannot  be  enforced  as written  due  to  an  overbroad  limitation (such as time, geography, or scope of activity), unless not allowed by applicable law,  the  parties  agree  that  a  court  of  law  is  expressly  authorized  to  reform  or  modify  the  restriction/provision or enforce the restriction/provision to such  lesser extent as  is allowed by  law.    If,  despite  the  foregoing,  any  restriction/provision  contained  in  this  Agreement  is  determined by a court of law to be void, invalid or unenforceable, in whole or in part, then the  other provisions of this Agreement will remain in full force and effect and continue to be binding  on the Employee and the Company.       20. Expenses.      Costs of administration of the terms and conditions of this Agreement will be paid by the  Company.

Exhibit 10.1 Huntington Bancshares Incorporated Restricted Stock Unit Award Agreement Internal Use Only    Page 10 of 25    21. Governing Law and Exclusive Jurisdiction.        (a)  General.  Notwithstanding any particular state’s conflict of laws rules or provisions  and to the extent permitted by federal law, this Agreement shall be interpreted, construed, and  enforced pursuant to and in accordance with the laws of the State of Ohio.  Except for the two  specific circumstances set forth below, the parties agree to submit all disputes arising out of or  in connection with this Award Agreement to the exclusive jurisdiction of the Court of Common  Pleas, Franklin County, Ohio, or the federal courts of Ohio.  The Employee expressly consents to  the personal jurisdiction of the state and federal courts of Ohio for any lawsuit filed there against  the Employee by the Company arising from or relating to this Award Agreement.  The Employee  further agrees that the Court of Common Pleas, Franklin County, Ohio and the federal courts of  Ohio are proper venues for any resolution of disputes in connection with or arising out of this  Award  Agreement.    To  the  extent  that  this  choice  of  law  or  venue  provision  is  held  to  be  unenforceable by a court of competent  jurisdiction or  is otherwise contrary to the  law of the  Employment State (as defined below), the Employee agrees that, in the alternative, the validity,  interpretation, and application of this Agreement and all claims and arising from the Agreement  shall be governed by, and enforced in accordance with, the law of the Employment State.  For  the avoidance of doubt,  if  the Employee  is a  resident of California, Colorado, Massachusetts,  Minnesota or Washington, then for so long as the Participant is a resident of California, Colorado,  Massachusetts, Minnesota or Washington,  this Section 20(a) shall not apply  to  the  restrictive  covenants  in Section 23 of this Agreement. For purposes of this Agreement, Employee agrees  that the “Employment State” is the state where Employee resides and is primarily employed by  the Company, and  if the two states are different, then Employee agrees that the Employment  State is the state where the Employee worked when last actively employed by the Company.       (b)  Exceptions.  Notwithstanding the general requirements in subsection (a) above,  (1) the Employee agrees that the Company at  its sole discretion, may seek  injunctive or other  equitable relief  to enforce the terms of this Agreement in any court of competent jurisdiction,  and  (2)  this  Agreement  and  its Governing  Law  and  Exclusive  Jurisdiction  provisions  are  not  intended  to  and  shall  not  foreclose  the  jurisdiction  of  any  FINRA mandated  arbitration  nor  prohibit  or  restrict  any  registered  representatives  and  employees  of  registered  investment  advisors from requesting arbitration of a dispute in the FINRA arbitration forum as specified in  FINRA Rules, provided that nothing in this Agreement shall prevent the Company from seeking  injunctive relief in any court of competent jurisdiction.    22. Entire Notice; Amendment; Code Section 409A Provisions.      This Agreement and the Plan contain the terms and conditions with respect to the subject  matter hereof and supersede any previous agreements, written or oral, relating to the subject  matter hereof.  This Agreement shall be interpreted in accordance with Code Section 409A.  This

Exhibit 10.1 Huntington Bancshares Incorporated Restricted Stock Unit Award Agreement Internal Use Only    Page 11 of 25  Agreement  shall  be  deemed  to  be  modified  to  the  maximum  extent  necessary  to  be  in  compliance with Code Section 409A’s rules, and if payment at the time set forth in this Agreement  is not permitted under Code Section 409A, payment shall be made on the next subsequent date  permitted by Code Section 409A.    If  the Employee  is unexpectedly  required  to  include  in  the  Employee’s current year’s income any amount of compensation relating to the Restricted Stock  Units because of a failure to meet the requirements of Code Section 409A, then to the extent  permitted by Code Section 409A, the Employee may receive a distribution of Shares or cash in an  amount not to exceed the amount required to be included in income as a result of the failure to  comply with Code Section 409A.      23. Restrictive Covenants.    The Employee acknowledges that the Employee’s access to Confidential Information (as  defined below),  their employment, and  the RSU award received under  the Plan are sufficient  consideration to make the Restrictive Covenants immediately enforceable and binding on them.   Further, the Employee acknowledges and agrees that to the extent that any of the Restrictive  Covenants, including the Non‐Solicitation Provisions set forth in this Agreement, are inconsistent  with or differ  in any way from any Restrictive Covenants/Non‐Solicitation obligations found  in  another agreement or plan to which the Employee is now or hereinafter subject, including but  not limited to, any provision imposing a different length of time applicable to any restriction or  imposing  different  obligations,  the  Company  retains  the  right  to  enforce  any  and  all  post‐ employment obligations to which the Employee is subject and to designate the longest period  and most restrictive post‐employment obligations as controlling.      (a) Confidential  Information.  By  accepting  this  Agreement  and  the  Award  listed  herein,  the  Employee  acknowledges  and  agrees  at  all  times  during  employment  with  the  Company and for so  long after employment ends   as the  information qualifies as Confidential  Information under  this Agreement,  to keep  in  strict confidence and not  to, either directly or  indirectly, disclose, make known, divulge, reveal, furnish, make available, or use, or authorize the  disclosure or use of, confidential, proprietary and/or trade secret information of the Company  (“Confidential  Information”);    copy  or  remove  Confidential  Information  from  the  Company’s  premises disassemble or decompile Confidential  Information;   or misappropriate or otherwise  attempt to gain unauthorized access to Confidential  Information, except as necessary to carry  out  the  Employee’s  job  duties  for  the  Company  or  expressly  authorized  in  writing  by  the  Company.  The  Employee  agrees  that  the  Employee’s  obligation  of  confidentiality  under  this  Agreement  shall  survive  the  termination  of  employment  by  the  Company,  whether  such  termination is voluntary or involuntary.     If, and only if, the controlling state law applicable to the Employee requires a time limit to  be placed on post‐employment restrictions in Section 23(a) for the restrictions to be enforceable,  then the post‐employment restrictions in Section 23(a) involving Confidential Information that is  not  a  trade  secret  will  expire  three  (3)  years  after  the  Employee’s  employment  or  other

Exhibit 10.1 Huntington Bancshares Incorporated Restricted Stock Unit Award Agreement Internal Use Only    Page 12 of 25  association with the Company ends. This time limit will not apply to (i) Confidential Information  that qualifies as a trade secret, or (ii) third party Confidential Information. The Company’s trade  secrets will remain protected for as  long as they qualify as trade secrets under applicable  law.  Items of third‐party Confidential Information will remain protected for as long as allowed under  the laws and/or separate agreements that make them confidential.  If the Employee performs a  majority of their work in the District of Columbia or is based in District in Columbia and does not  perform the majority of their work in any other jurisdiction, then nothing in this Agreement or  any Company policy restricts the Employee from having additional employment or contract work  in addition to their employment with the Company so long as the employment or work does not  violate the Employee’s duty of  loyalty,   create a conflict of  interest,   result  in the Employee’s  disclosure or use of Confidential Information.    The  Employee  further  agrees  to  use  best  efforts  to  protect  the  confidentiality  of  Confidential  Information,  including  by  complying  with  all  Company  policies  relating  to  the  protection of confidential and proprietary  information,  information security, data privacy and  similar policies  that are made available or otherwise  communicated  to  the Employee by  the  Company.    In addition, the Employee agrees to  immediately return or, at the Company’s sole  discretion, permanently destroy, any and all Confidential  Information, whether  in hard‐copy,  electronic or other forms, in the Employee’s possession, custody or control upon the Employee’s  termination of employment with the Company.    Confidential Information includes, but is not limited to, any and all information that could  be or is considered a trade secret by the Company, whether or not that meets the legal definition  of a trade secret as defined by the Uniform Trade Secrets Act as adopted in Ohio, Ohio Rev. Code  §§ 1333.61(D) through 1333.69 (and in other state trade secret laws) and/or the Defend Trade  Secrets  Act,  18  U.S.C.  §  1836,  et  seq.,  and  any  and  all  information  concerning  any  and  all  Confidential Information belonging to the Company acquired from any customer or prospective  customer of  the Company. Confidential  Information  is not  intended  to  include  topics such as  wages, benefits, employment‐related rules/procedures, or anything else relating to employees’  terms and conditions of employment, and is instead meant to encompass sensitive, non‐public  information regarding the Company’s business plans and strategies, as outlined below, disclosure  of which could compromise the Company’s competitive position in the marketplace.  Except as  otherwise prohibited by applicable law, Confidential Information includes, but is not limited to:    (1) Processes,  policies,  procedures,  agreements,  contracts,  information  relating to mergers and acquisitions, contracts under negotiation, system documentation,  special  hardware  and/or  software,  technology  developments  and  computer  systems,  business  techniques,  training  materials,  programs,  manuals,  formulas,  methods  and  machines,  financial  information,  compilations  and  lists,  business  plans  and methods,  market strategies and plans, products and/or services, sales figures, pricing information,  costs, budgets, financial performance and projections, strategic plans and forecasts and

Exhibit 10.1 Huntington Bancshares Incorporated Restricted Stock Unit Award Agreement Internal Use Only    Page 13 of 25  any other business or financial information or plans that are developed, owned, utilized,  or maintained  by  the  Company  and  that  of  its  customers  or  suppliers;  information  regarding the persons, suppliers, vendors and/or organizations with whom the Company  has business  relationships  and  the  substance of  those  relationships; marketing plans,  proposals, knowledge, information and strategies;     (2) Any  and  all  information  regarding  any  Company  customer  and/or  prospective customer, including names, addresses, telephone numbers, email addresses,  lists or any other identifying or contact information, account or transactional information,  and other personal, business or  financial  information  regarding any  such  customer or  prospective customer;     (3)  Any and all non‐public information that might be of use to competitors, or  harmful to the Company or its customers or prospective customers; and     (4)  Any  and  all  non‐public  information  learned  during  conversations,  meetings,  telephone  calls  or  any  other  forms  of  communication  and/or  information  committed to memory.    For employees in supervisory roles and/or those whose job duties involve handling and  maintaining  the  confidentiality  of  such  information,  such  persons  should  not  disclose  any  information related to employee compensation schemes or employee development; personnel  information  (including but not  limited  to employee personnel  files, performance  information,  benefit and health  information, employee  lists and payroll  records) and all other  information  about employees, contingent workers, and independent contractors.  This restriction does not  limit  employees’  ability  to  discuss  their  own  compensation,  development  or  personnel  information.    For employees  in non‐supervisory  roles and/or  those whose  job duties do not  involve  handling and maintaining the confidentiality of such  information, such persons are prohibited  from  disclosing  the  following  information  to  competitors  of  the  Company:    any  and  all  information related to employee compensation schemes or employee development; personnel  information  (including but not  limited  to employee personnel  files, performance  information,  benefit and health  information, employee  lists and payroll  records) and all other  information  about employees, contingent workers and independent contractors.  Nothing in this Agreement  is intended to limit any concerted activities by employees related to their wages, hours working  conditions or other  terms and conditions of employment, or any other conduct protected by  Section 7 of the National Labor Relations Act.    Confidential Information is maintained in hard copy, electronic, and/or other forms and  includes any such information that the Employee may prepare or create during employment on  behalf of the Company, as well as such information that has been or may be created by others.

Exhibit 10.1 Huntington Bancshares Incorporated Restricted Stock Unit Award Agreement Internal Use Only    Page 14 of 25  Confidential Information does not include information that is generally known to the public or  that has been made known to the public through no fault of the Employee.  If the Employee is  employed in Colorado, Confidential Information also does not include information arising from  the Employee’s general training, knowledge, skill or experience.    The Employee acknowledges and agrees that Confidential Information  is owned by the  Company and the Employee has no ownership or right to Confidential Information even  if the  Employee helped to collect or develop Confidential Information. The Employee hereby waives  and agrees not to assert any claim of ownership or other  interest  in Confidential  Information.  The Employee further agrees to comply with all other policies and procedures of the Company  for  protecting  Confidential  Information.  The  Employee  agrees  that  in  the  event  Employee  receives a request for Confidential Information by anyone not employed by the Company or by  an employee of or a consultant to the Company in regard to any such Confidential Information,  that the Employee will promptly notify the Company of such request and refrain from knowingly  divulging, revealing, furnishing, or otherwise using such Confidential Information in response to  such a request.    The  Employee  understands  that  pursuant  to  the  federal  Defend  Trade  Secrets  Act,  18 United States Code § 1839, the Employee will not be held criminally or civilly liable under any  federal or  state  trade  secret  law  for  the  disclosure  of  a  trade  secret  that:  (i)  is made  (a)  in  confidence to a Federal, state, or local government official, either directly or indirectly, or to an  attorney, and (b) solely for the purpose of reporting or investigating a suspected violation of law;  or (ii)  is made  in a complaint or other document filed  in a lawsuit or other proceeding,  if such  filing is made under seal. The Employee also understands that an individual who files a lawsuit  for  retaliation  by  an  employer  for  reporting  a  suspected  violation  of  law may  disclose  the  employer’s  trade  secrets  to  the  attorney  and  use  the  trade  secret  information  in  the  court  proceeding if the individual: (a) files any document containing the trade secret under seal; and  (b) does not disclose the trade secret, except pursuant to court order.     The Employee also understands  that nothing  in  this Agreement  shall be  construed  to  prohibit the Employee from (i) opposing an event or conduct that the Employee reasonably and  in good faith believes is a violation of law, including criminal conduct, discrimination, harassment,  retaliation, or other unlawful employment practices, or (ii) asserting any rights the Employee may  have under  the Speak Out Act, or  (iii)  reporting  such an event or conduct  to  the Employee’s  attorney, law enforcement, or the relevant law‐enforcement agency (such as the Securities and  Exchange Commission, Equal Employment Opportunity Commission, or the state or local agency  for human), or (iv) making any truthful statements or disclosures required by law or otherwise  cooperating  in  an  investigation  conducted  by  any  government  agency.  The  Employee  understands that the Employee  is not required to contact the Company regarding the subject  matter of any such communications before engaging in such communications.  If the Employee  is employed in California, nothing in the Agreement shall be construed to prohibit the Employee

Exhibit 10.1 Huntington Bancshares Incorporated Restricted Stock Unit Award Agreement Internal Use Only    Page 15 of 25  from  disclosing  information  about  unlawful  acts  in  the  workplace,  such  as  harassment  or  discrimination or any other conduct that the Employee has reason to believe is unlawful. If the  Employee  is  employed  in  Washington,  nothing  in  the  Agreement  prohibits  disclosure  or  discussion  of  conduct  the  Employee  reasonably  believes  to  be  illegal  discrimination,  illegal  harassment, illegal retaliation, a wage and hour violation, or sexual assault, or that is recognized  as against a clear mandate of public policy.    (b)  Non‐Solicitation Provisions.     (1) By accepting this Agreement and the Award  listed herein, the Employee  agrees that during the Employee’s employment with the Company and for a period of one  year  after  such employment  ceases,  regardless of  the  reason,  the Employee will not,  directly or indirectly, for the Employee’s benefit or on behalf of any other person or entity:     (i) Solicit, encourage, or induce any Covered Employee, or attempt to  solicit, encourage, or induce any Covered Employee, to terminate  the Covered Employee’s employment with the Company or to seek  or accept employment with any other person or entity; or     (ii) Hire or attempt to hire any Covered Employee to provide services  to any other person or entity.    “Covered  Employee”  means  any  employee  of  the  Company  with  whom  the  Employee  worked,  whom  the  Employee  supervised  or  about  whom  the  Employee  acquired  Confidential  Information  during  the  last  two  years  of  the  Employee’s  employment with the Company.      Further,  each  Employee  who:  (a)  is  a  Registered  Representative  with  FINRA  through any Company broker‐dealer; or  (b)  in  the performance of  the Employee’s  job  duties  interacts, directly or  indirectly, with customers or prospective customers of  the  Company  and  has  a  salary  grade  of  70  or  above,  agrees  that  during  the  Employee’s  employment by the Company and for a period of one year after such employment ceases,  regardless of the reason, the Employee will not, directly or indirectly, for the Employee’s  benefit or on behalf of any other person or entity:    (iii) Contact  any  customer of  the Company  for whom  the  Employee  performed  any  services  or  had  any  direct  or  indirect  business  contact  for  the  purpose  of  soliciting,  influencing,  enticing,  attempting to divert, or inducing any such customer to obtain any  product or  service offered by  the Company  from  any person or  entity other than the Company; or

Exhibit 10.1 Huntington Bancshares Incorporated Restricted Stock Unit Award Agreement Internal Use Only    Page 16 of 25    (iv) Solicit or attempt to solicit any customer or, where allowed by law,  prospective  customer  of  the  Company, whose  identity  or  other  customer  specific  information  the  Employee obtained or  gained  access  to  as  an  employee  of  the  Company  for  the  purpose  of  soliciting,  influencing, enticing, attempting  to divert, or  inducing  any such customer or prospective customer to obtain any product  or  service  provided  by  the  Company  from  any  person  or  entity  other than the Company; or    (v) On behalf of any person or entity other than the Company, accept,  or provide assistance in accepting, business from any customer or  prospective  customer  of  the  Company  for whom  the  Employee  performed  any  services  or  had  any  direct  or  indirect  business  contact, or whose identity or other customer specific information  the Employee obtained or gained access to as an employee of the  Company.    The Employee further agrees not to use Confidential Information at any time to  solicit, divert, entice, induce, or influence, or attempt to solicit, divert, entice, induce, or  influence, any customer or prospective customer of the Company to terminate or reduce  any business relationship with the Company or to obtain any product or service provided  by the Company from any person or entity other than the Company.      The restrictions contained in Sections (i) through (v) above are understood to be  reasonably  limited by  geography  to  those  locations,  including  the  state  and  counties,  where the customers and Covered Employees are present and available for solicitation.   However,  to  the  extent  additional  geographic  limitations  are  required  to make  the  restrictions  enforceable,  they  shall  be  deemed  limited  to:  (i)  the  state  in which  the  Employee resides; (ii) the state, county, or other recognized geographic boundary that is  assigned to the Employee as a limitation on where the Employee is to do business for the  Company during the last two years of the Employee’s employment; and (iii) each state in  the United States in which the Company is engaged in business at the time Employee’s  employment with the Company ends  in which the Employee had material  involvement  during the two years  immediately the Employee’s  last active date of employment with  the Company.    (2) Notwithstanding  the  foregoing  Non‐Solicitation  provisions,  if  the  Employee  is a Registered Representative  registered with FINRA  through any Company  broker‐dealer  and  engaged  in  broker‐dealer  activities  regulated  by  FINRA,  then  the  provisions  in  Section (v)  above  shall  not  apply  to  the  Employee  following  their

Exhibit 10.1 Huntington Bancshares Incorporated Restricted Stock Unit Award Agreement Internal Use Only    Page 17 of 25  employment with  the  Company  solely with  respect  to  the  Employee’s  broker‐dealer  activities. In addition, (a) for employees who are employed in Colorado, (i) if the Employee  does not earn an amount of annualized cash compensation equivalent to or greater than  sixty‐percent of the threshold amount for highly compensated workers, $74,250 (or the  earnings  threshold  in  effect  as  adjusted  annually  by  the  Colorado  Division  of  Labor  Standards  and  Statistics  in  the  Department  of  Labor  and  Employment),  then  (1)  the  restrictions  in  Section  22(b)(1)(iii)  through  (v)  shall  not  apply  after  the  Employee’s  employment with  the  Company  ends;  and  (2)  the  restrictions  in  Section  22(b)(1)(iii)  through (v) shall be modified to cover only those customers with respect to which the  Employee would have been provided  trade  secret  information during  the  last  two  (2)  years of the Employee’s employment with the Company; (b) for employees who  live  in  Georgia,  nothing  in  the  customer  non‐solicitation  obligations  in  Sections  22(b)(1)(iii)  through (v) shall restrict the Employee from accepting business from a customer so long  as the Employee did not (1) solicit, assist in soliciting, facilitate the solicitation of, provide,  or offer to provide services to the customer (regardless of who first initiated contact) or  (2) use Confidential Information to encourage or induce the customer to withdraw, curtail  or cancel its business with the Company or in any other manner modify or fail to enter  into any actual or potential business relationship with the Company, and the restrictions  in Sections 22(b)(1)(i)‐(ii) shall be limited to the geographic boundaries of North America;  (c) the provisions in Sections 22(b)(1)(ii) through (v) shall not apply post‐employment to  employees who are employed  in  Illinois whose total annual compensation  is forty‐five  thousand dollars ($45,000) or less (increasing by $2,500 every five years from January 1,  2027  through  January 1, 2037);  (d)  for employees who  are employed  in  Indiana,  the  definition  of  “Covered  Employee”  is  modified  so  that  it  is  further  limited  to  those  employees who have access to or possess any Confidential Information that would give a  competitor an unfair advantage; (e) for employees who are employed in Nebraska, the  restrictions in Sections 22(b)(1)(iii) through (v) shall only apply to customers with which  the  Employee,  alone  or  in  combination with  others,  personally  handled,  serviced,  or  solicited at any time during the  last two years of the Employee’s employment with the  Company;  (f)  for employees who are employed  in Nevada,  the provisions  in  Sections  22(b)(1)(iii) through (v) are modified to exclude from the restrictions on solicitation of or  interference with customers any customer who became a customer of the Company as a  result of the Employee’s independent contact and business development efforts with the  customer prior to and independent from the Employee’s employment with Company; (g)  for employees who are employed in New York, Sections 22(b)(1)(iii) through (v) do not  preclude the Employee from providing services to any former client or customer of the  Company  if:  (i)  the  Employee  did  not  solicit  the  former  customer  or  client;  (ii)  the  customer or client voluntarily chose to leave and seek services from the Employee; and  (iii)  the Employee  is otherwise complying with  the  limitations  in  this Agreement as  to  time,  geographical  area,  and  scope  of  activity  to  be  restrained;  (h)  for  employees  employed in North Carolina, the restrictions in Sections 22(b)(1)(iii) through (v) shall be

Exhibit 10.1 Huntington Bancshares Incorporated Restricted Stock Unit Award Agreement Internal Use Only    Page 18 of 25  limited to customers with whom the Employee performed any services or had any direct  or indirect business contact during the last year of the Employee’s employment with the  Company;  (i)  for  employees  employed  in  North  Dakota,  the  provisions  in  Sections  22(b)(1)(iii) through (v) shall not apply post‐employment; (j) for employees employed in  Oklahoma,  the  obligations  in  Sections  2(b)(1)(iii)  through  (v)  shall  all be  amended  to  provide  that,  notwithstanding  anything  in  it  to  the  contrary,  the  Employee  shall  be  permitted to engage in the same business as that conducted by Company or in a similar  business as long as the Employee does not directly solicit the sale of goods, services, or a  combination of goods and services from the established customers of the Company;  (k)  the  provisions  in  Sections  22(b)(1)(ii)  and  (v)  shall  not  apply  post‐employment  to  employees who are employed  in Washington whose total annual compensation  is  less  than $120,559.99  (in Box 1 W‐2 annual compensation, as adjusted annually for inflation  by the Washington State Department of Labor & Industries); (l) for employees employed  in Wisconsin, the definition of “Covered Employee” is modified so that it is further  limited  to those employees who are either entrusted with Confidential Information or employed  in a position essential to the management, organization, or service of the business (such  as,  but  not  limited  to maintaining  Company’s  customer  relationships);  and  (m)  the  provisions  in  Sections 22(b)(1)(i)  through  (v)  shall  not  apply  post‐employment  to  employees employed in California.    (3) By accepting the terms of this Agreement, the Employee also agrees that  in the event the Employee is found to have breached or threatened to breach any of the  Non‐Solicitation provisions, in addition to any other legal or equitable rights the Company  has,  the  Company  will  be  entitled  to  restrain  the  Employee  from  breaching  the  Employee’s obligations under  these Non‐Solicitation provisions  through preliminary or  temporary  injunctive  relief  and  to  recover  the  Company’s  attorneys’  fees  and  costs  incurred in pursuing its rights.1  If under applicable law, the foregoing cannot be enforced  without also giving the Employee the right to recover attorneys’ fees and costs if deemed  the prevailing party, then the foregoing sentence shall not apply and both parties shall  bear  their own  attorney’s  fees  and  costs  instead. The Company  shall be deemed  the  prevailing  party  if  it  is  awarded  any  part  of  the  legal  or  equitable  relief  it  seeks,  irrespective of whether some of the relief it seeks is denied or modified.    (4) The Employee acknowledges that the time period and scope of these Non‐ Solicitation Provisions  is  reasonable  in  light of  the Confidential  Information,  including  1 If the Employee is employed in Illinois, the potential right to attorneys’ fees will apply to both the Employee and  the Company, with the prevailing party in any action to enforce recovering from the non‐prevailing party, in addition  to any other sum that either party may be called upon to pay, a reasonable sum for the prevailing party’s attorneys’  fees and costs.  The Company shall be deemed the prevailing party if it is awarded any part of the legal or equitable  relief it seeks, irrespective of whether some of the relief it seeks is denied or modified.

Exhibit 10.1 Huntington Bancshares Incorporated Restricted Stock Unit Award Agreement Internal Use Only    Page 19 of 25  trade secrets, to which the Employee had access while employed by the Company.  Unless  the Employee is employed in Wisconsin, if the Employee fails to comply with a restriction  in this Agreement that applies for a  limited period of time after employment, the time  period for that restriction will be extended by the greater of either: one day for each day  the  Employee  is  found  to  have  violated  the  restriction,  or  the  length  of  the  legal  proceeding necessary to secure enforcement of the restriction; provided, however, this  extension of time shall be capped so that the extension of time does not exceed two years  from the date the Employee’s employment with the Company ended, and if this extension  would make the restriction unenforceable under applicable law, it will not be applied.    Notwithstanding  the  foregoing  Non‐Solicitation  provisions  in  this  Agreement,  if  the  Employee  separates  employment within  one  year  following  a  Change  in  Control  that  is  not  pursuant  to  a  transaction  approved  by  the  Huntington  Bancshares  Incorporated  Board  of  Directors,  then  the  Employee’s  obligations  will  cease  as  of  the  date  of  the  Employee’s  employment termination.     (c)  Non‐Competition Provision.    Unless the Employee  is employed  in California, Montana, Nebraska, North Dakota, or  Oklahoma, or under the limited circumstances identified in Footnote 2 below if the Employee is  employed  in Colorado,  Illinois, Nevada or Washington2, by accepting this Agreement and the  Award listed herein, the Employee agrees that if the Employee’s service terminates because of  Normal Retirement,  the RSUs  that  continue  to  vest  under  this Agreement  and  the  Plan will  become vested pursuant to this Agreement and the Plan only  if during the “Award Restricted  Period”  the  Employee  does  not  provide  services  to  or  become  employed  by  a  Competitor  (including as an agent, employee, director, owner, partner, or consultant).    If, and to the extent  that, the Employee violates the terms of this non‐competition provision, the continued vesting  2 The Non‐competition provision is not applicable in Illinois if the Employee was laid‐off or furloughed for reasons  related  to  the Covid‐19 pandemic or under circumstances  that are similar  to  the Covid‐19 pandemic, unless  the  Employee received compensation equivalent to the Employee’s base salary at the time of termination for the period  of enforcement minus compensation earned through subsequent employment during the period of enforcement.  The Non‐competition provision  is not applicable  in Nevada  if  the Employee’s employment with  the Company  is  terminated as a result of a reduction in force, reorganization or similar restructuring of the Company, unless, during  the restricted period, the Company is paying the Employee’s salary, benefits or equivalent compensation, including  without  limitation,  severance  pay,  if  it  elects  to make  such  a  payment.  The Non‐competition  provision  is  not  applicable in Washington if the Employee is terminated as a result of a layoff, unless the Company pays the Employee  compensation equivalent to the Employee’s final base pay at the time of the termination of Employee’s employment,  minus the amount of any compensation the Employee earns through employment after the end of the Employee’s  employment with the Company, which the Employee agrees to promptly and fully disclose. For purposes of this  section,  “layoff”  (for  any  employee  in Washington) means  termination  of  the  Employee’s  employment  by  the  Company  for  reasons  of  the  Company’s  insolvency  or  other  purely  economic  factors,  and  specifically  excludes  termination of the Employee’s employment for any other reason, either with or without cause.

Exhibit 10.1 Huntington Bancshares Incorporated Restricted Stock Unit Award Agreement Internal Use Only    Page 20 of 25  of the Employee’s RSUs shall  immediately cease, and the Employee shall forfeit any unvested  RSUs. The Employee acknowledges that the time period, geographic scope, and scope of services  covered by this Non‐Competition Provision is reasonable in light of the Confidential Information,  including trade secrets, to which the Employee had access while employed by the Company.     For purposes of this Section 22(c), the following definitions shall apply:    (1)  “Competitor” means any bank, bank affiliated broker dealer, or other entity that  competes with any line of business of the Company and has material operations in one or more  of the Company’s Footprint States.     (2)   The  Company’s  Footprint  States  are  Ohio,  Colorado,  Florida,  Illinois,  Indiana,  Kentucky, Michigan, Minnesota, North  Carolina,  Pennsylvania,  South  Carolina,  South  Dakota,  Texas, West Virginia, Wisconsin, any state  in which Employee had material  involvement  in the  business of the Company during the last two years of Employee’s employment (including without  limitation contact with, solicitation of, or acceptance of business from any Company customer or  prospective customer subject to the restrictions in Section 22(b)(iii)‐(v)), and any state in which  the  Company  commences  or  acquires  operations  after  the Date  of  the  Award  as  a  result  of  mergers and acquisitions, corporate reorganizations, or related activities that are the same as or  similar as the operations in which Employee had such material involvement during the last two  years of Employee’s employment.  Material involvement will be presumed present if in the last  two years of employment, Employee (or persons under Employee’s  supervision) had contact with  a customer or prospective customer, was provided Confidential Information about a customer or  prospective customer,  received commissions or other beneficial credit  for business conducted  with  the  customer,  or  had  management,  supervisory,  or  operational  responsibility  for  the  operations or locations in the Footprint State.    (3)  “Material  operations” means  that  it  has more  than  5% market  share  in  any  Footprint State.     (4)  “Bank affiliated” means owned by a bank or a bank holding company.     (5)  “Award Restricted Period” shall be the period between the Date of the Award and  the third anniversary of the Date of the Award.    Notwithstanding the foregoing restrictive covenants of this Agreement, if the Employee  separates employment within one year following a Change in Control that is not pursuant to a  transaction approved by the Huntington Bancshares Incorporated Board of Directors, then the  Employee’s obligations will cease as of the date of the Employee’s termination of employment.

Exhibit 10.1 Huntington Bancshares Incorporated Restricted Stock Unit Award Agreement Internal Use Only    Page 21 of 25  If  the  Employee  is  located  in  the  State  of  Washington,  then  (i)  the  Employee  acknowledges that the Non‐Competition Provision is enforceable against Employee if Employee’s  earnings from the Company, when annualized, exceed $120,559.99 per year in Box 1 W‐2 annual  compensation, as adjusted annually for inflation by the Washington State Department of Labor  & Industries; and (ii) under no circumstances will the Non‐Competition Provision apply for more  than  eighteen  months  after  the  Employee’s  employment  with  the  Company  ends.    If  the  Employee  is  employed  in  Illinois,  the  Employee  acknowledges  that  the  Non‐Competition  Provision  is enforceable against  the Employee  if  the Employee’s earnings  from  the Company,  when annualized, exceed $75,000.00 per year (with this earnings threshold increasing by $5000  every five years from January 1, 2027 through January 1, 2037). If the Employee is employed in  Oregon,  (i)  the  Employee  acknowledges  that  the  Non‐Competition  Provision  is  enforceable  against the Employee if the Employee’s earnings from the Company, when annualized, exceed  $116,427 per year or the earnings threshold in effect based on annual adjustment for inflation  pursuant  to  the Consumer Price  Index  for All Urban Consumers, West Region  (All  Items),  as  published by the Bureau of Labor Statistics of the United States Department of Labor immediately  preceding the calendar year of my termination; and  (ii) under no circumstances will the Non‐ Competition Provision apply more than twelve months after the Employee’s employment with  the Company  ends.  If  the  Employee  is  located  in  the  State of Colorado,  then  the  Employee  acknowledges  that  the Non‐Competition Provision  is enforceable against  the Employee  if  the  Employee’s earnings from the Company, when annualized, exceed an amount of annualized cash  compensation  equivalent  to  or  greater  than  the  threshold  amount  for  highly  compensated  workers, $127,091  (or  the earnings  threshold  in effect as adjusted annually by  the Colorado  Division of Labor Standards and Statistics in the Department of Labor and Employment).3 If the  Employee is employed in Utah, under no circumstances will the Non‐Competition Provision apply  more than twelve months after the Employee’s employment with the Company ends.   23.  Assignment of Company Inventions.    Any  invention, discovery, development,  concept,  idea, process,  information, material,  method, data, program or software, know‐how,  improvement, media, protocol, specification,  design, artwork,  logo, name, symbol tagline, or other work and all Intellectual Property Rights  therein  related  to any aspect of  the Company’s past,  current or  contemplated business  that  Employee makes, conceives, creates, authors or develops either alone or with someone else shall  be considered a “Company  Invention” and therefore belong to the Company. All such work  is  included in the definition of “Company Invention” no matter what form it takes and regardless  of whether or not it can be trademarked, copyrighted, patented or maintained as a trade secret.  This is true whether the Employee works on such matter within or outside of the office, whether  the Employee works on such matter during working hours or on the Employee’s personal time,  3 If the Employee is employed in Colorado, the Employee stipulates that the Non‐Competition Provision and non‐ solicitation obligations  in Section 23(b)(1)(iii) through (v) and Section 23(c) are reasonable and necessary for the  protection of trade secrets within the meaning § 8‐2‐113(2)(b) (the “Colorado Noncompete Act”).

Exhibit 10.1 Huntington Bancshares Incorporated Restricted Stock Unit Award Agreement Internal Use Only    Page 22 of 25  and whether  the Employee uses  the Company’s equipment or  the Employee’s own personal  equipment. “Intellectual Property Rights” means all trade secrets rights, copyrights, trademark  rights, patent rights and other  intellectual property rights recognized at any time by the  laws  (including statutes and common  law) of any state, country or other  jurisdictions. By accepting  this Agreement and the Award listed herein the Employee agrees as follows:    (a) To promptly disclose any Company  Inventions  to  the Company and exclusively  grant and assign all of the Employee’s rights, title, and interest in Company Inventions (whether  existing or future) to the Company;    (b) The Employee hereby assigns all right, title and interest in all Company Inventions  to the Company without further consideration;    (c) That upon  the Company’s  request, whether before or after  termination of  the  Employee’s employment at the Company, the Employee will perform any and all acts deemed  necessary or desirable by the Company to permit and assist it (at its expense) in obtaining and  enforcing  the  full  benefits,  enjoyment  right  and  title  throughout  the  world  in  Company  Inventions (including, but not limited to, the execution and delivery of documents and providing  assistance in legal proceedings);    (d) That the Employee irrevocably designates and appoint the Company and its duly  authorized officers and agents as the Employee’s agent and attorney‐in‐fact, to act for and on  the Employee’s behalf and stead to execute and file any applications and to perform all other  legally permitted acts to further secure the Company’s rights to and in any Company Inventions;    (e) Not to disclose any information about Company Inventions to anyone outside the  Company absent written permission from the Company to do so, unless that  information has  already been publicly released by the Company;    (f) That  upon  termination  of  the  Employee’s  employment  at  the  Company,  all  Company Inventions will remain the property of the Company; and    (g) The Employee hereby waives and irrevocably assign to the Company, to the extent  permitted  by  law,  any  and  all  rights  of  any  nature whatsoever,  including  the  right  to  sue,  counterclaim, and recover for all past, present, and future misappropriation or infringement of  any and all Company Inventions assigned to the Company.    (h) The assignment provisions in this Section 24 are limited to only those inventions  that can be  lawfully assigned by an employee to an employer.   Some examples of state  laws  limiting  the  scope of assignable  inventions are: Delaware Code Title 19 Section 805; Kansas  Statutes Section 44‐130; Minnesota Statutes 13A Section 181.78; New Jersey Rev. Stat. §34:1B‐

Exhibit 10.1 Huntington Bancshares Incorporated Restricted Stock Unit Award Agreement Internal Use Only    Page 23 of 25  265; North Carolina General Statutes Article 10A, Chapter 66, Commerce and Business, Section  66‐57.1;  Utah  Code  Sections  34‐39‐l  through  34‐39‐3,  “Employment  Inventions  Act”;  and  Washington Rev. Code,  Title  49 RCW:    Labor Regulations, Chapter  49.44.140.   NOTICE:  The  Employee  acknowledges  notice  that  to  the  extent  one  of  the  foregoing  laws  applies,  their  invention  assignment  agreement  will  not  apply  to  an  invention  for  which  no  equipment,  supplies, facility or trade secret information of the Company was used and which was developed  entirely  on  their  own  time,  unless:  (1)  the  invention  relates  directly  to  the  business  of  the  Company or to the Company's actual or demonstrably anticipated research or development; or  (2) the  invention results  from any work performed by me  for the Company. Similarly, to the  extent California Labor Code Section 2870, or Illinois 765 ILCS 1060/1‐3, "Employee Patent Act"  controls, then the same notice will apply absent the word “directly” in part (h)(1).    24.  Notice Period.    By accepting this Agreement and the Award listed herein, the Employee agrees to provide  the  Company  with  advance  notice  of  the  Employee’s  resignation  from  employment  or  retirement, depending on level as specified below (“Notice Period”). To be effective, notice must  be provided  to  the Employee’s manager. At  the Company’s  request,  the Employee agrees  to  provide written notice.  Level  Notice Period  SVP4  30 days  EVP  60 days  SEVP  90 days    The Employee also agrees to disclose any  financial services entity or other competitor  with which the Employee has accepted employment or  is considering accepting employment.  After the Employee provides effective notice, the Company may in its discretion waive the Notice  Period in part or in its entirety.    During any portion of the Notice Period the Company does not waive, and provided the  Employee complies with Company policy, procedures, and directives, Employee will (1) receive  the Employee’s base salary or draw (as applicable), (2) continue to participate in any benefit plans  for which  the Employee  is eligible subject  to  the  terms and conditions of such plans, and  (3)  receive any bonus, incentive, or vesting of equity awards, subject to governing plan documents  or agreements. However, after the Employee provides notice, the Employee will not be eligible  to receive any equity award grants.    During the Notice Period, the Company may change or remove job responsibilities and/or  restrict  the  Employee’s  access  to  facilities,  Confidential  Information,  and  email,  phone,  and  4 SVPs reporting directly to an Executive Leadership Team (“ELT”) member will be subject to the same Notice Period  as an EVP.

Exhibit 10.1 Huntington Bancshares Incorporated Restricted Stock Unit Award Agreement Internal Use Only    Page 24 of 25  computer systems. The Employee will not accrue further PTO and must exhaust all previously  accrued PTO during the Notice Period. If there is insufficient time to exhaust accrued PTO in the  Notice  Period,  the  Employee will  receive  payment  of  unused  and  accrued  PTO  pursuant  to  Company policy.     Because, during the Notice Period, the Employee remains an employee who owes a duty  of  loyalty to the Company, the Employee  (1) may not become employed by another  financial  services entity or other competitor at the same time the Employee is employed by the Company,  and  (2) must  refrain  from  soliciting  the  business  (for  the  Employee  or  for  another  financial  services  entity  or  other  competitor)  of  any  Company  customers  or  potential  customers  the  Employee provided services to or has knowledge of by virtue of the Employee’s employment. If  contacted by a customer or potential customer during  the Notice Period,  the Employee may  provide  necessary  services  to  that  customer  or  potential  customer  and  must  notify  the  Employee’s manager in writing of each such contact and the services provided.     If the Employee’s service terminates because of Normal Retirement and the Employee  violates the terms of this Notice Period provision, the continued vesting of the Employee’s RSUs  shall immediately cease, and the Employee shall forfeit any unvested RSUs.    The  Employee  acknowledges  that  any  breach  of  this  Notice  Provision  will  result  in  irreparable harm to the Company for which monetary damages are  insufficient.  In addition to  any other legal or equitable rights the Company has, it will be entitled to restrain the Employee  from breaching  the Employee’s obligations  through preliminary or  temporary  injunctive relief  and to recover the Company’s attorneys’ fees and costs incurred in pursuing its rights.    26.  Acceptance Period and Forfeiture.      After review of this Agreement, the Employee will be required to accept the terms and  conditions of the Award.  If this Agreement is not accepted within 45 days of the distribution of  this document, then the Award will be subject to forfeiture.      *******************************  The Employee acknowledges that by accepting this Agreement, including the Restrictive  Covenants, the Employee received this Agreement in advance of the date that the Employee was  expected to accept the Agreement.  The Employee understands that the Employee has a right to  consult with an attorney regarding the Restrictive Covenants and that the Company encourages  the Employee to do so.   The Employee acknowledges that the Employee has been advised to  consult with an attorney of the Employee’s choice before entering into the Restrictive Covenants  and that the Employee has have been provided at least fourteen (14) calendar days to review any  such covenant(s) set forth in this Agreement and consult an attorney.

Exhibit 10.1 Huntington Bancshares Incorporated Restricted Stock Unit Award Agreement Internal Use Only    Page 25 of 25      The Company will not have any further obligations to the Employee under this Agreement  if the Employee’s Award is forfeited as provided herein.    This Agreement along with the 2024 Long‐Term Incentive Plan Prospectus will be available  by accessing your Fidelity account.        I hereby accept the terms of this Agreement electronically through Fidelity.    Stephen D. Steinour   3/3/2025  Chairman, President, and Chief Executive Officer  Date    Electronic Signature    Acceptance Date